                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     FIRST COMMUNITY FINANCIAL CORPORATION
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                      FIRST COMMUNITY FINANCIAL CORPORATION


                             708 South Church Street
                        Burlington, North Carolina 27216
                                 (336) 227-3631

     _________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      Date: June 27, 2000
                      Time: 5:30 p.m.
                      Place:708 South Church Street, North Carolina

                 Matters to be Voted on at the Annual Meeting:

 .    Election of (a) three persons who will serve as directors until the 2001
     Annual Meeting or until their successors are duly elected and qualify, (b) four persons who will serve as directors until the 2002 Annual Meeting or until their successors are duly elected and qualify, and (c) three persons who will serve as directors until the 2003 Annual Meeting or until their successors are duly elected and qualify;

 .    Approval of the First Community Financial Corporation Stock Option Plan and
     Trust;

 .    Approval of the Community Savings Bank, Inc. Management Recognition Plan
     and Trust;

 .    Ratification of appointment of PriceWaterhouseCoopers LLP as the independent auditor for First Community Financial Corporation the fiscal year ending December 31, 2000; and

 .    Any other matters that may properly be brought before the Annual Meeting.

     The Board of Directors of First Community Financial Corporation has established May 15, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                          By Order of the Board of Directors

                                          /s/ Joseph C. Canada

                                          Joseph C. Canada
                                          Secretary
Burlington,  North Carolina
June 1, 2000

A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

     The Proxy Statement provides detailed information about the proposed matters under consideration. We encourage you to read it carefully.

                                First Community
                             Financial Corporation
================================================================================

                                PROXY STATEMENT
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                 June 27, 2000

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

          "We," "our," "First Community," and "the Company" each refers to First Community Financial Corporation. "Community" and "the Bank" each refers to Community Savings Bank, Inc., the Company's wholly owned state chartered stock savings bank. These proxy materials are delivered in connection with the solicitation by First Community's Board of Directors of proxies to be voted at the 2000 Annual Meeting of Stockholders and at any adjournment or postponement. You are invited to attend our Annual Meeting on June 27, 2000, at 5:30 p.m., Eastern Time, at 708 South Church Street, Burlington, North Carolina. The Company's telephone number is (336) 227-3631.

          Proxy Statements are being mailed to stockholders beginning June 1, 2000.

Revocability of Proxy

          A proxy may be revoked at any time before its exercise by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid later-dated proxy or (3) voting by ballot at the Annual Meeting. However, if you are a beneficial owner of shares of the Company's outstanding common stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

          The Company will pay the expenses of soliciting proxies. Proxies may be solicited on the Board of Directors' behalf by the Company's and the Bank's directors, officers and regular employees in person or by telephone, facsimile transmission or by telegram. We have requested brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record and, upon request, we will reimburse them for their reasonable out-of- pocket expenses.

Voting at the Annual Meeting

         Regardless of how many shares of common stock you own, your vote is important to us. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxy holders to represent those stockholders who cannot be present in person.

          You are requested to vote by mail by completing, signing, dating and returning the enclosed proxy in the postage-paid envelope provided by the Company. You may vote for, against, or withhold authority to vote on any matter to come before the Annual Meeting. The designated proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

 .         FOR the nominees for election to the Board of Directors named in this
          ---
          Proxy Statement
 .         FOR approval of the First Community Financial Corporation Stock
          ---
          Option Plan and Trust (the "Option Plan")
 .         FOR approval of the Community Savings Bank, Inc. Management
          ---
          Recognition Plan and Trust (the "MRP")
 .         FOR ratification of the selection of PriceWaterhouseCoopers LLP as the
          ---
          Company's independent auditors for the fiscal year ending December
          31, 2000

          If instructions are given with respect to some but not all proposals, the proxyholders will follow the instructions given and will vote FOR the
                                                                  ---
proposals on which no instructions are given. If matters not described in this Proxy Statement are presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. Currently, we are not aware of any other matters to be presented except those described in the Proxy Statement. If the Annual Meeting is adjourned, your common stock may be voted by the proxies on the new meeting date as well, unless you have revoked your proxy instructions.

          You are entitled to vote your common stock if our records showed that you held your shares as of May 15, 2000 (the "Record Date"). At the close of business on May 15, 2000, a total of 1,786,758 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote on each matter calling for a vote of stockholders at the Annual Meeting.

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Annual Meeting may be adjourned in order to permit the further solicitation of proxies if there is an insufficient number of stockholders present to constitute a quorum.

Vote Required for Approval

          A plurality of the votes cast is required for the election of directors. As a result, those persons nominated for election as directors who receive the largest number of votes will be elected directors. The affirmative vote of a majority of the votes cast is required to approve the Option Plan and the MRP and to ratify the appointment of PriceWaterhouseCoopers LLP.

          Abstentions and broker "non-votes" are not counted as votes cast and, therefore, will have no effect on the vote for any proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that any person who acquires the beneficial ownership of more than 5% of the common stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's common stock.

                                                   Amount and Nature of                      Percentage
Name and Address                                   Beneficial Ownership                      of Class/1/
--------------------------------------------------------------------------------------------------------
Community Savings                                        96,000/2/                              5.37%
Charitable Foundation, Inc.
708 South Church Street
Burlington, NC 27216
---------------------------

/1/   Based upon a total of 1,786,758 shares of Common Stock Outstanding as of the Record Date.
/2/   The Bank contributed 100,000 shares of the Common Stock to the Community
Savings Charitable Foundation, Inc. (the "Foundation") on June 21, 1999. The Foundation has sole voting and dispositive power over such shares.


          Set forth below is certain information, as of the Record Date, regarding those shares of common stock owned beneficially by each of the members of the boards of directors of the Company and the Bank, each of the executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.

                                                       Amount and Nature of                      Percentage
                                                            Beneficial                               Of
Name and Address                                            Ownership/1/                           Class/2/
----------------                                       --------------------                      ----------
Jimmy L. Byrd, Director                                       20,000                                1.12%
3025 Truitt Drive
Burlington, NC 27215

W. R. Gilliam, President of the Company,                      20,000                                1.12%
Chief Executive Officer of the Bank and
Director
3905 North NC 87
Elon College, NC 27244

Julian P. Griffin, Director                                   18,888                                1.06%
3929 South Church Street
Burlington, NC 27215

Edgar L. Hartgrove, Director                                  20,000                                1.12%
3782 Loyola Drive
Burlington, NC 27215

William C. Ingold, Director                                   20,000                                1.12%
308 Meadwood Drive
Burlington, NC 27215

                                                       Amount and Nature of                      Percentage
                                                            Beneficial                               Of
Name and Address                                           Ownership/1/                           Class/2/
----------------                                       --------------------                      ----------
Charles A. LeGrand, Director                                 20,000                                 1.12%
310 Engleman Avenue
Burlington, NC 27215

James D. Moser, Jr., Director                                21,500/3/                              1.20%
1772 Bellmont - Alamance Road
Burlington, NC 27215

W. Joseph Rich, Director                                     11,667                                 0.65%
225 West Front Street
Burlington, NC 27215

Alfred J. Spitzner, Director                                 13,415                                 0.75%
1250 Woodhaven Drive
Mebane, NC 27302

Herbert N. Wellons, Director                                 13,362                                 0.75%
720 Westbrook Drive
Burlington, NC 27215

Larry H. Hall, Executive Vice President                      15,000                                 0.84%
2465 Edgewood Avenue
Burlington, NC 27215

Directors and Executive Officers as a                       215,685                                12.07%
Group
(13 Persons)

----------------------------------

/1/ Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or other entities controlled by the named individuals.
/2/ Based upon a total of 1,786,758 shares of Common Stock outstanding as of the Record Date.
/3/ Includes 500 shares held by Mr. Moser's father and 1,000 shares held by Mr. Moser's aunt (by marriage). Mr. Moser was granted a power of attorney for his father and aunt on December 7, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

          Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 1999, all of its executive officers and directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except for James D. Moser, Jr. On December 7, 1999, Mr. Moser was granted a power of attorney for his father and his aunt (by marriage), who own 500 shares and 1,000 shares of the common stock, respectively. The form disclosing these changes in beneficial ownership has now been filed.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees

          The Bylaws of the Company provide that the number of directors of the Company shall not be less than five nor more than fifteen, with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at ten members.

          The Articles of Incorporation and Bylaws provide that at all times that the total number of directors is nine or more, the directors shall be divided into three classes, as nearly equal as possible in number. Each director in a class shall be elected for a term of three years or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor is elected and qualified. As a result, there are three classes of directors to be elected at the Annual Meeting for one, two or three year terms. Thereafter, the successors in each class of directors shall be elected for terms of three years each or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify.

          The Board of Directors has nominated the ten persons named below for election as directors, to serve for the terms specified, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified.

          The proxy holders named in the accompanying form of proxy intend to vote any shares of common stock represented by valid proxies received by them to elect these ten nominees as directors for the terms specified, unless authority to vote is withheld or such proxies are duly revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. As a result, those nominees who receive the largest number of votes will be elected as directors of the Company until the next annual meeting or until their successors are elected and qualified. Accordingly, shares not voted for any reason with respect to any one or more nominees will not be counted as votes against such nominees.

          No stockholder has the right to cumulatively vote his or her shares in the election of directors.

          The following table sets forth as to each nominee, his name, age, principal occupation during the last five years, the term for which he has been nominated, and the year he was first elected as a director of the Bank. All of the nominees currently serve, and have served since the Company began operations in June 1999, as directors of the Company.

          The Board of Directors recommends a vote FOR all of the nominees
                                                   ---
listed below for election as directors.

              NOMINEES FOR TERM ENDING AS OF 2003 ANNUAL MEETING
              --------------------------------------------------

                                  Age on                      Principal Occupation                                     Director
Name                        December 31, 1999                 During Last Five Years                                   Since /1/
----                        -----------------                 ----------------------                                   ---------
W. R. Gilliam, Chairman             62                        President of Community Savings Bank, SSB                 1986

Charles A. LeGrand                  72                        Retired hosiery executive                                1975

W. Joseph Rich                      57                        President, Rich & Thompson Funeral Services, Inc.        1977

              NOMINEES FOR TERM ENDING AS OF 2002 ANNUAL MEETING
              --------------------------------------------------

                                  Age on                      Principal Occupation                                     Director
Name                        December 31, 1999                 During Last Five Years                                   Since/1/
----                        -----------------                 ----------------------                                   ------
Julian P. Griffin                   67                        Retired transportation executive and minister            1985

Edgar L. Hartgrove                  74                        Retired District Manager of Duke Power Company           1984

James D. Moser, Jr.                 61                        Certified Public Accountant,                             1992
                                                              Gilliam Coble & Moser LLP

Herbert N. Wellons                  77                        Retired President of the Bank                            1977

              NOMINEES FOR TERM ENDING AS OF 2001 ANNUAL MEETING
              --------------------------------------------------

                                  Age on                      Principal Occupation                                     Director
Name                        December 31, 1999                 During Last Five Years                                   Since /1/
----                        -----------------                 ----------------------                                   ---------
Jimmy L. Byrd/2/                    54                        Partner of Byrd Limited Partnership                      1997

William C. Ingold                   72                        Owner of Burlington Motors Inc.,                         1979
                                                              automobile dealerships

Alfred J. Spitzner                  68                        Metallurgical consultant                                 1979

/1/   Includes service as a director of the Bank.
/2/ A cousin of Jimmy L. Byrd is married to Joseph C. Canada, an executive officer of the Company and the Bank.

The Bank also has a ten-member board of directors which is composed of the same persons who are currently directors of the Company.

Meetings of the Board and Committees of the Board

          The Board of Directors of the Company meets twice a month and during the fiscal year ended December 31,1999 held 7 meetings. The Board has also established five committees to whom certain responsibilities have been delegated -a budget committee, an audit committee, a nominating committee, a personnel committee, and a long-range planning committee. All of the existing directors of the Company, including the nominees for election listed above, attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the year ended December 31, 1999.

          The budget committee is composed of directors LeGrand, Hartgrove and Ingold. The budget committee reviews the annual budget and makes budget recommendations to the full Board of Directors. The budget committee met one time during the year ended December 31, 1999.

          The audit committee is composed of directors Moser, Byrd, and Hartgrove. This committee is responsible for meeting with and retaining independent auditors, overseeing the adequacy of internal controls and monitoring compliance with the Bank's policies and procedures and with generally accepted accounting principles. The audit committee also reviews examination reports of regulatory agencies and reviews corrective actions and makes recommendations to the Board. The audit committee meets on an as needed basis, and during the fiscal year ended December 31, 1999, met two times.

          The nominating committee is composed of directors Rich, Wellons, Ingold and Griffin and meets on an as needed basis to nominate persons to serve on the Board of Directors. The nominating committee did not meet during 1999 due to the fact that the 2000 Annual Meeting is being held in June rather than April.

          The personnel committee is composed of directors Spitzner, Wellons and Ingold and reviews proposed compensation structures and personnel needs of the Bank and makes recommendations to the full Board of Directors. The personnel committee met 5 times during the fiscal year ended December 31, 1999.

          The long range planning committee is composed of directors LeGrand, Spitzner and Griffin and reviews long range plans of the Bank and makes recommendations to the full Board of Directors. During the fiscal year ended December 31, 1999, the long range planning committee met 2 times.

          Mr. Gilliam, the Chairman of the Board and President, also meets with each of the committees of the Board.

Directors' Compensation

          The members of the Board of Directors of the Company receive no compensation for their service on the Board of Directors of the Company. For their service on the Board of Directors of the Bank, all members of the Board of Directors receive $1,000 per month. The Chairman of the Board receives $1,050 per month. Board fees are subject to adjustment annually. No additional fees are paid in connection with committee meetings.

          The Bank has entered into deferred compensation agreements with its directors. Under such arrangements, the directors waived immediate receipt of their directors' fees for various periods of time in exchange for the Bank's agreement to pay to the directors amounts over a specified period of time beginning at a date set forth in the agreements. Benefits are also payable to designated beneficiaries upon the director's death. Under some of the agreements, benefits are also payable in the event of a disability. Benefits vest under the agreements over a period of time so that benefits are forfeited or reduced if service to the Bank is terminated prior to the expiration of specified vesting periods (other than for reasons of death or, in some cases, disability.) Such vesting requirements have been satisfied. In order to fund the deferred compensation benefits, the Bank has purchased insurance policies of which it is the beneficiary. Total compensation expense related to the directors' deferred compensation arrangements was approximately $203,000 during the fiscal year ended December 31, 1999. This expense is nearly offset by increases in the cash surrender value of the insurance policies purchased in connection with such deferred compensation arrangements, which represents income to the Bank.

Directors' Retirement Plan

          The Bank has also adopted a Directors' Retirement Plan. This plan provides that directors of Community Savings will be paid $1,500 per month for 10 years beginning on the later of the director's 65th birthday or October 1, 1996. Alternatively, the Bank may elect to pay the benefits in a lump sum payment equal to the present value of the payment stream. Benefits are payable to designated beneficiaries in the event a director dies prior to receiving full payment.

          Death and disability benefits of $1,500 per month for 10 years are payable in the event a director dies or becomes disabled prior to reaching his 65th birthday. In certain situations, the death or disability benefits may be paid by the Bank in a lump sum payment equal to the present value of the stream of unpaid payments.

Benefits under the Directors' Retirement Plan vest over a period of time so that benefits are forfeited or reduced if service to the Bank is terminated prior to the expiration of specified vesting periods (other than for reasons of death or disability and other than a termination after a change in control). All such vesting requirements are satisfied.

          Insurance policies have been purchased to fund the benefits payable under the retirement plan. Total compensation expense related to the Directors' Retirement Plan during the fiscal year ended December 31, 1999 was approximately $248,000. This expense is nearly offset by increases in the cash surrender value of insurance policies purchased in connection with the plan.

Executive Officers

          The following table presents certain information with respect to the executive officers of the Company and the Bank:

                                      Age on                 Positions and Occupations                Employed
Name                            December 31, 1999             During Last Five Years                  Since/1/
----                            -----------------             ------------------------                --------
W. R. Gilliam                           62                  President and Chief Executive               1959
                                                            Officer

Larry H. Hall                           54                  Executive Vice President;                   1996
                                                            previously Senior Vice President;
                                                            previously Vice President of
                                                            Branch Banking and Trust
                                                            Company

Joseph C. Canada                        51                  Senior Vice President and                   1973
                                                            Secretary; previously Treasurer


Christopher B. Redcay                   47                  Senior Vice President, Treasurer            1998
                                                            and Chief Financial Officer;
                                                            previously consultant with JBA
                                                            Consulting, Inc.; previously Chief
                                                            Financial Officer and Secretary
                                                            and Treasurer of F&M Financial
                                                            Corporation

/1/       Includes employment by the Bank prior to formation of the Company.

Executive Compensation

          The following table sets forth for the 12 month periods ended December 31, 1999 and 1998 certain information as to the cash compensation earned by the Chief Executive Officer and Executive Vice President of First Community. There were no other executive officers of First Community whose salary and bonus compensation exceeded $100,000 for service in all capacities.


                          SUMMARY COMPENSATION TABLE

                                                                          Other Annual         All Other
Name and Position            Year          Salary            Bonus        Compensation/1/     Compensation
-----------------            ----          ------            -----        ------------        ------------
W. R. Gilliam, President     1999         $120,000          $21,943              -             $57,450/2/
and Chief Executive          1998          103,000           32,317              -             359,622/3/
Officer


Larry H. Hall, Executive     1999          91,500            11,978               -             11,445/4/
Vice President               1998/5/

/1/ Under the "Other Annual Compensation" category, perquisites for fiscal years ended December 31, 1999 and 1998 did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Gilliam or Mr. Hall.
/2/ Includes (a) $12,600 in directors' fees for Mr. Gilliam, (b) $16,849 in payments to Mr. Gilliam which are reimbursements of expenses incurred by Mr. Gilliam with respect to life insurance policies purchased by him, including the taxes payable on such amounts, (b) $12,203 in contributions to the Bank's retirement plans for Mr. Gilliam and (c) $15,798 accrued for the benefit of Mr. Gilliam under the Directors' Retirement Plan .
/3/ Includes (a) $6,675 in directors' fees; (b) $315,040 accrued under supplemental income agreements established for the benefit of Mr. Gilliam, (c) $14,505 in payments to Mr. Gilliam, which are reimbursements of expenses incurred by Mr. Gilliam with respect to life insurance policies purchased by him, including the taxes payable on such amounts, (d) $8,769 in contributions to First Community's retirement plans for Mr. Gilliam and (e) $14,627 accrued for the benefit of Mr. Gilliam under the Directors' Retirement Plan. The amounts described in items (b), (d) and (e) did not represent actual cash payments to Mr. Gilliam.
/4/  Includes contributions to the Bank's retirement plans for Mr. Hall.
/5/  Mr. Hall's salary and bonus compensation did not exceed $100,000 in 1998.

          The Bank's personnel committee, composed of directors Spitzner, Wellons, Ingold and Gilliam, makes recommendations to the Bank's Board of Directors with respect to compensation of its executive officers. The Bank's Board of Directors then determines the compensation of the executive officers. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day to day operations. The Board of Directors also compares the compensation of the Bank's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Bank's market area. Mr. Gilliam participates in the deliberations of the personnel committee and Board of Directors regarding compensation of executive officers other than himself. He does not participate in the discussion or decisions regarding his own compensation.

Incentive Compensation

         The Bank has an incentive bonus compensation program. Under this program, certain employees of the Bank, including executive officers, are eligible to receive bonuses equal to a specified percentage of their salary if the particular employee attains or exceeds certain personal performance goals. The performance goals for the Bank are structured so that bonuses will be greater or lower, depending upon the extent to which the goals are exceeded. Performance goals for the Bank and for individual participants and the proposed bonuses based on such goals are established annually by the Bank's Board of Directors. Discretionary bonuses are also sometimes paid by the Bank to its employees.

Retirement Plan

          The Bank has established a contributory savings plan for its employees, which meets the requirements of section 401(k) of the Code. Substantially all employees are covered by the plan. Under the plan, the Bank contributes $0.50 for each $1.00 contributed by the employee up to an employee contribution of 6% of his or her salary. The 401(k) retirement plan, which was adopted during 1997, replaced another retirement plan which provided similar benefits.

          Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after six years of service as follows: 1 year, 0%; 2 years, 20%; 3 years, 40%; 4 years, 60%; 5 years, 80%; 6 or more years, 100%.

          The total amount contributed by the Bank to the retirement plan during the 12 months ended December 31, 1999 was approximately $52,000. The assets of the plan exceeded vested benefits as of December 31, 1999, the date of the last accounting.

Supplemental Income Plans

          The Bank has entered into two separate supplemental income agreements with W. R. Gilliam, President and Chief Executive Officer. These agreements provide that Mr. Gilliam will receive annual payments of $67,324 for 15 years upon termination of his employment with the Bank. In the event of Mr. Gilliam's death before all payments have been made, benefits would be payable to designated beneficiaries. In addition, if Mr. Gilliam's employment with the Bank should terminate as a result of his death or disability, such annual payments would be made for a 15-year period to Mr. Gilliam or to his designated beneficiaries, as applicable. The benefits payable under the supplemental income agreements are funded by the purchase of life insurance. During the 12 months ended December 31, 1999, there was no compensation expense related to the supplemental income plans. As a result of accruals during 1998, the supplemental income plans are fully funded.

Life Insurance Benefits

          W. R. Gilliam, President and Chief Executive Officer, and Joseph C. Canada, Senior Vice President and Secretary, are provided with $250,000 and $150,000 of life insurance coverage by the Bank. Mr. Gilliam and Mr. Canada own these policies and pay the premiums on them. The Bank reimburses the premium expenses to Mr. Gilliam and Mr. Canada and pays the employees an additional amount to reimburse them for the tax liability they incur as a result of such payments. During the 12 months ended December 31, 1999, the Bank paid an aggregate of approximately $20,000 to Mr. Gilliam and Mr. Canada in such reimbursement expenses.

Other Benefits

          First Community provides its employees with group medical, dental, life and disability insurance benefits. Employees are also provided with vacation, holiday and sick leave.

Employment Agreement

          The Bank has entered into an employment agreement with W. R. Gilliam, President and Chief Executive Officer, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement currently provides for an annual base salary of $120,000. The agreement provides for a three year initial term of employment. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement will be extended for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors. The agreement also provides that base salary shall be reviewed by the Board of Directors not less often than annually. In the event of a change in control (as defined below), Mr. Gilliam's base salary shall be increased by at least 6% annually and the agreement will automatically be extended so that it will have a three year term after the change in control. In addition, the employment agreement provides for participation in all other pension, profit-sharing or retirement plans maintained by the Company or by the Bank for employees of the Bank, as well as fringe benefits normally associated with Mr. Gilliam's office. Mr. Gilliam continues to be eligible to receive bonuses under any existing bonus compensation plan for executive officers and Mr. Gilliam will receive additional discretionary bonuses computed on the same basis as those paid to other employees. See "- Incentive Compensation." The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by Mr. Gilliam.

         The employment agreement provides that the nature of Mr. Gilliam's compensation, duties or benefits cannot be diminished following a change in control of the Company or the Bank. For purposes of the employment agreement, a change in control generally will occur if:

 .        after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange
         Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank,

 .        either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or

 .        all or substantially all of the assets of either the Company or the
         Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

         The employment agreement could have the effect of making it less likely that the Company or the Bank will be acquired by another entity.

Special Termination Agreements

         The Company has entered into special termination agreements with the following officers of the Bank: Larry H. Hall, Executive Vice President; Joseph
C. Canada, Senior Vice President and Secretary; Judy L. Pennington, Vice President; and Christopher B. Redcay, Senior Vice President, Treasurer and Chief Financial Officer. The agreements are intended to ensure that First Community and the Bank will be able to maintain a stable and competent management base. The continued success of First Community depends, to a significant degree, on the skill and competence of its officers.

         The special termination agreements provide for payment to the covered officer only in the event of a change in control of the Company or the Bank followed by termination of the officer's employment by the Bank within 24 months for other than "cause," as such term is defined in the agreements, or in the event there are certain specified changes in the officer's employment circumstances within 24 months following a change in control of the Company or the Bank and the officer terminates his or her employment.

         In the event of such a termination of employment, the officer is entitled to payment in an amount equal to two times his or her salary and bonuses for income tax purposes for the most recent calendar year, payable in a lump sum or in equal monthly payments. The initial term of each of these agreements is two years. At the end of each anniversary date of the agreements, they may be extended for another year so that the remaining term shall be two years unless written notice of non-renewal is given by the Company's Board of Directors. For purposes of the special termination agreements, "change in control" has the same meaning as in the employment agreement to be entered into with Mr. Gilliam. See "- Employment Agreement."

         The special termination agreements could have the effect of making it less likely that First Community or First Community will be acquired by another entity.

Employee Stock Ownership Plan

         In connection with the Bank's conversion from mutual to stock form, the Bank has established an Employee Stock Ownership Plan (the "ESOP") for its eligible employees. Employees with one year of service with the Bank who have attained age 21 are eligible to participate. As part of the conversion, the ESOP borrowed $2,256,960 from the Company and used the funds to purchase 150,464 shares of the Company's common stock.

         Collateral for the Company's loan to the ESOP is the common stock purchased by the ESOP. The loan is expected to be repaid principally from the Bank's discretionary contributions to the ESOP within 15 years. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan is not guaranteed by the Bank. Shares purchased by the ESOP and pledged as security for the loan are held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits will vest in full upon five years of service with credit given for years of service with the Bank prior to the conversion. Benefits are payable upon death or disability.

         In connection with the establishment of the ESOP, the Bank appointed First Bankers Trust Company, Quincy, Illinois as trustee for the ESOP. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees will instruct the trustees as to the voting of all shares allocated to their respective accounts and held in the ESOP. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, may be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         The ESOP may be considered an "anti-takeover" device since the vote or decision whether to tender shares of the ESOP could be used as a defense in a contested takeover.

Certain Relationships and Transactions of Management

         The Bank makes loans to its employees, including its executive officers and directors, in the ordinary course of its business. The Bank has adopted a policy which sets forth the requirements applicable to such loans. These loans are made using the same credit and underwriting standards as are applicable to the general public, and such loans do not involve more than the normal risk of collectibility or present other unfavorable features. Pursuant to its employee loan policy, directors and employees are eligible for reduced interest rates and reduced loan fees on certain types of loans.

         Set forth in a table describing the loans or series of loans the Bank has made to the directors and executive officers and members of their immediate families since December 31, 1997 which exceed $60,000 in the aggregate.

                                                       Original Loan      Balance Outstanding at
       Borrower               Type of Loan                 Amount           December 31, 1999        Applicable Reduction
       --------               ------------                 ------           -----------------        --------------------
Joseph C. Canada        Mortgage                            $200,000.00              $196,122.84      Waiver of fees

Joseph C. Canada        Home Equity Credit Line               50,000.00                     0.00  Interest Rate Reduction

Joseph C. Canada        Overdraft Protection                   1,000.00 /1/                 0.00  Interest Rate Reduction

Joseph C. Canada        Overdraft Protection                   1,000.00 /1/               100.00  Interest Rate Reduction

Christopher B. Redcay   Overdraft Protection                   5,000.00 /1/                 0.00  Interest Rate Reduction

Christopher B. Redcay   Mortgage                             195,000.00               194,351.34      Waiver of fees

Christopher B. Redcay   Home Equity Credit Line              117,300.00 /1/                 0.00  Interest Rate Reduction

Christopher B. Redcay   Overdraft Protection                   2,000.00 /1/                 0.00  Interest Rate Reduction

John F. Wellons (2)     Mortgage                              35,000.00                31,821.59           None

John F. Wellons (2)     Home Equity Credit Line               50,000.00                 6,114.91           None

/1/ Represents the maximum limit of available credit under the line. The full amount has not been drawn.
/2/ Son of director Herbert N. Wellons.



                                  PROPOSAL 2

             APPROVAL OF THE FIRST COMMUNITY FINANCIAL CORPORATION
                          STOCK OPTION PLAN AND TRUST

General

         The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward employees for outstanding performance. The Option Plan is also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified or compensatory stock options. Officers and employees of the Company, the Bank and any subsidiaries will be eligible to receive incentive stock options or nonqualified stock options; directors will be eligible to receive only nonqualified stock options. If stockholder approval is obtained, options to acquire up to 188,079 shares of common stock will be awarded to certain officers and employees of the Company and the Bank and directors of the Company with an exercise price equal to the fair market value of the common stock on the date of grant. No cash consideration will be paid for the award of the options.

Description of the Option Plan

         The prospectus of the Company, dated May 7, 1999, (the "Prospectus") delivered in connection with the Bank's conversion to stock form and the Company's initial public offering, contained a summary of a stock option plan and options which could be granted to directors and employees of the Company and the Bank. The Option Plan contemplates the possible award of options in the amounts disclosed in the Prospectus.

         The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

         Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors that is composed solely of two or more "non-employee directors" as that term is defined by the Exchange Act rules and regulations. Shares of common stock acquired for the Option Plan prior to the exercise of options will be held in a trust by trustees appointed by the Board of Directors.

         Grant of Options, Vesting, Payment for Shares. Under the Option Plan, the Board of Directors or the Committee determines which directors, officers and employees will be granted options, whether such options will be incentive or nonqualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. The Option Plan provides that all options will have an option exercise price of not less than the fair market value of a share of common stock on the date of grant. The fair market value will be equal to the average of the high and low selling prices of the common stock on the Nasdaq National Market ("Nasdaq"). Based upon the average of the high and low selling prices on May 10, 2000, if options had been granted on that day, they would have had an option price of $15.875, the per share market value of the common stock underlying the options on that date.

         All options granted to participants under the Option Plan will become vested and exercisable at the rate determined by the committee when making an award. Unvested options may not vest after a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death, disability or retirement. All options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company, the Bank or any subsidiary because of his death, disability or retirement. If a director is nominated for election by the Board of Directors but is not elected, he will be deemed to have retired for purposes of the vesting requirements. In addition, all stock options will become vested and exercisable in full in the event that the optionee ceases to be an executive officer, employee or director of the Bank or the Company for any reason following a change in control of the Company, as defined in the Option Plan. Options granted under the Option Plan will have a term of ten years. Options are not transferable except upon death.

         Payment for shares purchased upon the exercise of options may be made either in cash, by check, bank draft or money order or, if permitted by the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, or a combination of the foregoing. To the extent an optionee already owns shares of common stock prior to the exercise of his or her option, such shares could be used (if permitted by the committee) as payment for the exercise price of the option. If the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of common stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. Because options may be exercised in part from time to time, the ability to deliver common stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

         Federal Income Tax Consequences. Options granted to employees under the Option Plan may be "incentive stock options" which are designed to result in beneficial tax treatment to the employee but no tax deduction to the Company or the Bank. The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired common stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such common stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the common stock generally will constitute a capital gain or loss for tax purposes. If an optionee exercises an incentive stock option and delivers shares of common stock as payment for part or all of the exercise price of the stock purchased ("Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an incentive stock option, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid the optionee.

         Options granted to directors under the Option Plan would be "non-qualified stock options." In general, the holder of a non-qualified stock option will recognize compensation income equal to the amount by which the fair market value of the common stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the non-qualified stock option. If the optionee elects to pay the exercise price in whole or in part with common stock, the optionee generally will not recognize any gain or loss on the common stock surrendered in payment of the exercise price. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a non-qualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the non-qualified stock option, the Company would recognize a compensation expense for income tax purposes and be entitled to claim a deduction in the amount equal to such compensation income.

         Number of Shares Covered by the Option Plan. A total of 188,079 shares of common stock has been reserved for issuance pursuant to the Option Plan, which is 10% of the common stock issued in connection with the Conversion. In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding. In addition, in the event the Company declares a special cash dividend, makes a distribution characterized as a return of capital, or makes a similar distribution, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend, return of capital, or other distribution, subject to certain limitations.

         Amendment and Termination of the Option Plan. Unless sooner terminated, the Option Plan will continue in effect for a period of ten years from the date the Option Plan is approved by stockholders and become effective by its terms. The Board may at any time alter, suspend, terminate or discontinue the Option Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration which would deprive the optionee of his rights with respect to any previously granted option. Termination of the Option Plan would not affect any previously granted options.

         Stock Appreciation Rights. It is expected that options granted under the Option Plan will be granted in tandem with stock appreciation rights, pursuant to which optionees will have the right to surrender exercisable options in exchange for payment by the Company of an amount equal to the excess of the market value of shares of common stock subject to the surrendered options over the exercise price of the surrendered options. In the discretion of the committee, this payment may be made in cash or in shares of common stock or in some combination of cash and common stock. Stock appreciation rights shall terminate upon the exercise of the options to which they are attached. Stock appreciation rights will be subject to the same vesting and termination provisions as are applicable to the stock options to which they are attached.

         Stockholder Approval. No options will be granted under the Option Plan unless the Option Plan is approved by the stockholders.

         Trust. Shares to satisfy granted options may be acquired by the trust established pursuant to the Option Plan at any time after options are granted, either before or after the options are exercised. Upon such acquisition, the shares will be held by the trustees under the trust. Any shares held by the trustees under the trust will be voted by the trustees in the same proportion as the trustees of the ESOP vote common stock held in the trust associated with the ESOP. In the absence of any such voting, such shares shall be voted as directed by the Board of Directors. Any dividends or other distributions declared with respect to shares held in the trust will be returned to the Company as soon as practicable after receipt. When shares are held in the trust with respect to options which are forfeited, expire or terminate, the shares will be delivered and conveyed to the Company.

         Options to be Granted. The committee intends to grant options to directors, officers and employees of the Company and the Bank promptly after the date of stockholder approval of the Option Plan. The Option Plan provides that forfeited options are available for additional grants under the plan. At this time, directors, executive officers and certain employees of the Company and the Bank would be eligible to participate under the Option Plan. No options will be granted to any associates of any of the directors or executive officers of the Company or the Bank. The table on page 19 sets forth in column two information with respect to the number of options that the Company anticipates would be granted to directors, executive officers and other employees as a group upon stockholder approval of the Option Plan. The Company expects to initially grant options to purchase 170,000 shares, leaving options to purchase 18,078 shares which could be granted to other optionees in the future.

         It is currently anticipated that 25% of the aggregate number of above-described options granted to directors, officers and employees of the Company and the Bank will be vested and exercisable on the date of grant and 25% of the aggregate number of such options granted will vest and become exercisable on each of the next three annual anniversary dates thereafter.

         The Board of Directors recommends a vote FOR approval of the First
                                                  ---
Community Financial Corporation Stock Option Plan and Trust.

                                  PROPOSAL 3

                 APPROVAL OF THE COMMUNITY SAVINGS BANK, INC.
                     MANAGEMENT RECOGNITION PLAN AND TRUST

General

         The boards of directors of the Company and the Bank have adopted and desire to establish the MRP, the objective of which is recognize past service and to encourage the continued service of directors, executive officers and other employees of the Bank. The MRP will provide directors, executive officers and other employees with an ownership interest in the Company in a manner designed to serve as an incentive to contribute to the success of the Bank and the Company and to reward them for outstanding performance. All directors and certain officers and other employees of the Bank are eligible for participation in the MRP.

Description of the MRP

         The Prospectus contained a summary of a management recognition plan and trust and restricted stock awards which could be granted to directors and executive officers of the Company and the Bank. The MRP contemplates possible stock awards in the amounts described in the Prospectus.

         The following description of the MRP is a summary of its terms and is qualified in its entirety by reference to the MRP, a copy of which is attached hereto as Appendix B.

         Administration. The MRP will be administered and interpreted by a committee of the board of directors of the Bank that is composed solely of two or more "non-employee directors", as defined by the Exchange Act. The board of directors of the Bank will appoint the trustees of the trust established pursuant to the MRP (the "MRP Trust"). The trustees will have the responsibility to invest all funds contributed by the Bank to the Trust.

         Awards of Restricted Stock. Upon stockholder approval, it is expected that the MRP Trust will acquire the 69,000 shares of the Company's common stock expected to be the subject of the initial grants described below. The remaining 6,231 shares which could be issued pursuant to the MRP will not be acquired unless and until grants for those shares are made. Such shares could be acquired from the issuance of authorized but unissued shares of common stock or the shares could be purchased by the MRP Trust in the open market with funds contributed by the Company or the Bank. Whether such shares will be purchased in the open market or newly issued by the Company, and the timing of such purchases, will depend on market and other conditions and the alternative uses of capital available to the Company. To the extent that the MRP acquires authorized but unissued shares of common stock, the interests of existing stockholders will be diluted.

         Shares of common stock granted pursuant to the MRP will be in the form of restricted stock which will vest over a period of time as determined by the committee as set forth below. Shares awarded under the MRP will be awarded at no cost to the recipient. A recipient will be entitled to all voting and other stockholder rights with respect to stocks which have been awarded under the MRP. However, until such stocks have vested, they will be held in the MRP Trust. Such unvested shares may not be sold, pledged or otherwise disposed of. In addition, any cash dividends, stock dividends or other distributions declared or made with respect to unvested share awards will be held by the MRP Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the MRP Trust to the recipients thereof as soon as practicable after the stock awards become vested.

         Under the terms of the MRP, if a recipient terminates employment or, if applicable, ceases to be a director, for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares which have not yet vested. All shares subject to an award held by a recipient whose employment with or service to the Company, the Bank or any subsidiary terminates due to death, disability or retirement, as defined in the MRP, shall be vested as of the recipient's last day of employment with or service to the Company, the Bank or any subsidiary. For purposes of vesting, a director who is nominated by the board of directors of the Company or the Bank but who is not elected will be deemed to have retired. All shares subject to an award held by a recipient also shall be vested in the event a recipient ceases to be an employee or a director, as applicable, following a change in control of the Company, as defined in the MRP.

         Amendment and Modification of the MRP. The board of directors of the Bank may at any time amend or modify the MRP in any respect, subject to applicable regulatory requirements and required stockholder approvals. However, any amendment or modification of the MRP shall not in any manner affect any award of shares made previously to a recipient under the Plan without the consent of such recipient.

         Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of MRP awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable. A recipient of a MRP award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first awarded to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of MRP awards in the year in which such amounts are included in income.

         Accounting Treatment. If the MRP is approved by the stockholders, the Bank expects to recognize a compensation expense for the MRP awards in the amount of the fair market value of the common stock granted. The expense would be recognized pro rata over the vesting period of the awards. The recipients of stock grants would be required to recognize ordinary income equal to the fair market value of the stock when the stock grants vest, unless a recipient has made an election pursuant to Section 83 of the Code, as described above.

         Stockholder Approval. No shares will be granted under the MRP unless it is approved by the stockholders.

         Shares to be Granted. The committee intends to grant awards of restricted stock to directors and certain officers of the Bank promptly after the date of stockholder approval of the MRP. It is has been determined that 25% of the shares initially granted to directors and officers will be vested on the date of grant and that 25% of the shares granted will vest on each of the next three annual anniversary dates thereafter.

         The following table sets forth certain information with respect to awards the Company and the Bank anticipate would be made upon stockholder approval of the Option Plan and the MRP. The table also sets forth the dollar value of the restricted stock awards to be made pursuant to the MRP assuming a value per share of common stock equal to $15.75, which was the closing market price of the Company's common stock on Nasdaq on May 22, 2000. This valuation is without regard to the restrictions on the shares of common stock awarded under the MRP. The exercise price of the options granted under the Option Plan will be the fair market value of the common stock on the date the options are granted, so the value of the options will depend upon future changes in the stock price.

                                                                                          Management
                                                                                          ----------
                                           Stock Option Plan                           Recognition Plan
                                           -----------------                           ----------------

                                            Number of Shares            Number of Shares           Dollar Value of Shares
                                                                                                   ----------------------
Name and Position                       Subject to Stock Options         Subject to MRP                Subject to MRP
-----------------                       ------------------------         --------------                --------------
Jimmy L. Byrd, Director                           5,600                       2,415                    $   38,036.25
Julian P. Griffin, Director                       5,600                       2,415                        38,036.25
Edgar L. Hartgrove, Director                      5,600                       2,415                        38,036.25
William C. Ingold, Director                       5,600                       2,415                        38,036.25
Charles A. LeGrand, Director                      5,600                       2,415                        38,036.25
James D. Moser, Jr., Director                     5,600                       2,415                        38,036.25
W. Joseph Rich, Director                          5,600                       2,415                        38,036.25
Alfred J. Spitzner, Director                      5,600                       2,415                        38,036.25
Herbert N. Wellons, Director                      5,600                       2,415                        38,036.25
                                                -------                      ------                    -------------
Non-employee directors as a group                50,400                      21,735                       342,326.25
                                                =======                      ======

W.R. Gilliam, President, Chief                   40,000                      17,250                       271,687.50
 Executive Officer and
 Director
Other executive officers                         53,600                      23,115                       364,061.25
                                                -------                      ------                    -------------
Executive officers as a group                    93,600                      40,365                       635,748.75
                                                =======                      ======                    =============

Other Employees                                  16,000                       6,900                    $  108,675.00
                                                =======                      ======                    =============

Total                                           160,000                      69,000                    $1,086,750.00
                                                =======                      ======                    =============

         The Board of Directors recommends a vote FOR approval of the Community
                                                  ---
Savings Bank, Inc. Management Recognition Plan and Trust.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Stockholders are being asked to approve the Option Plan and MRP. As set forth above, the Option Plan and MRP will not be effective without the required stockholder approval. Members of management and the boards of directors of the Company and the Bank, all of whom are stockholders and who, as a group, have voting control over 215,685 shares (12.07%) of the common stock, will be participants of these plans. See "PROPOSAL 2 - APPROVAL OF THE FIRST COMMUNITY FINANCIAL CORPORATION STOCK OPTION PLAN" and "PROPOSAL 3 - APPROVAL OF THE COMMUNITY SAVINGS BANK, INC. MANAGEMENT RECOGNITION PLAN."


                                  PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         PriceWaterhouseCoopers LLP, the Company's independent auditor for the year ended December 31, 1999, has been selected as the Company's independent auditor for the fiscal year ending December 31, 2000. Such selection is being submitted to the Company's stockholders for ratification. A representative of PriceWaterhouseCoopers LLP will attend the Annual Meeting and will be afforded an opportunity to make a statement, if he or she so desires, and to respond to appropriate questions from stockholders.

         The Board of Directors recommends that the stockholders vote FOR this
                                                                      ---
proposal.


                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         It is presently anticipated that the 2001 Annual Meeting of Stockholders will be held in April of 2001. If the meeting is held, in order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than December 15, 2000, and meet all other applicable requirements for inclusion therein.

         In the alternative, if a stockholder follows the SEC's proxy solicitation rules, the stockholder may commence his own proxy solicitation and present a proposal from the floor at the 2001 annual meeting of stockholders of the Company. In order to do so, the stockholder must notify the Secretary of the Company in writing, at the Company's principal executive office no later than February 15, 2001, of his proposal. If the stockholder does not notify the Secretary of the Company by February 15, 2001, the Company may vote proxies under the discretionary authority granted by the proxies solicited by the board of directors for such annual meeting.

         The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

                                 OTHER MATTERS

         Management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof. If any other matters shall properly come before the Annual Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                 MISCELLANEOUS

         The Company's Annual Report for the year ended December 31, 1999, which includes consolidated financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

         THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: FIRST COMMUNITY FINANCIAL CORPORATION, 708 SOUTH CHURCH STREET, BURLINGTON, NORTH CAROLINA 27216, ATTENTION: W.R. GILLIAM.

                                     By Order of the Board of Directors,

                                     /s/ Joseph C. Canada

                                     Joseph C. Canada
                                     Secretary

Burlington, North Carolina
June 1, 2000

                                                                      APPENDIX A

                     FIRST COMMUNITY FINANCIAL CORPORATION
                     STOCK OPTION PLAN AND TRUST AGREEMENT


     THIS IS THE STOCK OPTION PLAN AND TRUST ("Plan") of First Community Financial Corporation (the "Corporation"), a North Carolina corporation, with its principal office in Burlington, Alamance County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, (i) under which options may be granted from time to time to eligible directors and employees of the Corporation, Community Savings Bank, Inc. (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below and (ii) under which a trust (the "Trust") is established for the purpose of from time to time holding securities and other assets in connection with the Plan as set forth herein.

     1.   PURPOSE OF THE PLAN. The purpose of the Plan is to aid the
          -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors, employees and others to remain in the management and service of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.   ADMINISTRATION. The Plan shall be administered by a committee (the
          --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.   STOCK AVAILABLE FOR OPTIONS. In the discretion of the Committee, the
          ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Trust in the open market. Shares of Common Stock may be acquired by the Trust, at the direction of the Committee, at any time, either before or after the exercise of Options by optionees. The total number of shares of Common Stock for which Options may be granted under the Plan is 188,079 shares, which is ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank on June 22, 1999 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.   ELIGIBILITY. Options shall be granted only to individuals who meet
          -----------
all of the following eligibility requirements:

          (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

          (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.   OPTION AGREEMENT  Subject to the provisions of this Plan, Options
          ----------------
shall be awarded to the directors and employees in such amounts as are determined by the Committee. The proper officers on behalf of the Corporation and each Optionee shall execute a Stock Option Grant and Agreement (the "Option Agreement") which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified Stock Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.   OPTION PRICE.
          ------------

          (a) The option price of each Option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc.

     National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

          (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.   EXPIRATION OF OPTIONS. The Committee shall determine the expiration
          ---------------------
date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.   TERMS AND CONDITIONS OF OPTIONS.
          -------------------------------

          (a) All Options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 20.

          (b) The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible employee.

          (c) The grant of Options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

          (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

          (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 16.

          (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

          (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     9.   EXERCISE OF OPTIONS.
          -------------------

          (a) Options shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

          (b) Notwithstanding the foregoing, Options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death, retirement or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and in the event of a change in control as set forth in Section 13 of this Plan.

          (c) Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee. The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option.

          (d) In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c).

          (e) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

          (f) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

          (g) Notwithstanding anything to the contrary herein, an optionee shall be required to exercise his or her Options within the periods set forth in Sections 10, 11 and 12 below.

     10.  TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY, RETIREMENT OR DEATH.
          ---------------------------------------------------------------------
If any optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and (ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.  TERMINATION OF EMPLOYMENT - DISABILITY OR RETIREMENT. If any optionee
          ----------------------------------------------------
receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate.

     If any optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his retirement, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his retirement, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, at any time prior to the date of expiration of the Option, exercise such Option; provided, however, that if the Option is exercised more than three months after such retirement, the Option may be treated as a Nonqualified Stock Option. Any portions of Options of retired directors or employees not so exercised shall terminate. For purposes of this Plan, the term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as a director shall mean the cessation of membership on such board of directors (i) with the approval of such board of directors at any time after such optionee reaches age 65, (ii) at the election of the optionee at any time after not less than 25 years of service as a member of the board of directors of any of the Corporation, the Bank or a Subsidiary, or (iii) as a result of non-election by the shareholders of the Corporation, Bank or Subsidiary after nomination by the board of directors of such entity, as applicable.

     12.  TERMINATION OF EMPLOYMENT - DEATH. If an optionee receiving the grant
          ---------------------------------
of an option by virtue of his position as a director (as stated in the Option Agreement) dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.  CHANGE IN CONTROL. In the event that an optionee ceases to be an
          -----------------
employee or a director of the Corporation, the Bank or a Subsidiary (which position resulted in his or her receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him would be 100% vested, nonforfeitable and exercisable in accordance with Sections 9 and 10 above, then, notwithstanding Sections 9 and 10 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of
securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the board of directors of the Bank on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     As set forth in Section 10, in the event of such a termination after a change in control, the optionee must exercise any Incentive Stock Options within three (3) months after his date of termination and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     14.  STOCK APPRECIATION RIGHTS.
          -------------------------

          (a)  General Terms and Conditions. The Committee may, but shall not be
               ----------------------------
     obligated to, grant rights to optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the market value (determined as set forth in Section 6 above) of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then market value thereof (determined as set forth in Section 6 above), or in cash, or partly in cash and partly in shares of Common Stock.

          The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
     Section 14 and this Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it is related); the method for valuing shares of Common Stock for purposes of this Section 14; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

          (b)  Time Limitations. A Stock Appreciation Right may be exercised
               ----------------
     only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an optionee to exercise Stock

     Appreciation Rights shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

          (c)  Effects of Exercise of Stock Appreciation Rights or Options. Upon
               -----------------------------------------------------------
     the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate.

          (d)  Time of Grant. A Stock Appreciation Right granted in connection
               -------------
     with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Nonqualified Stock Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option. No optionee shall have any Stock Appreciation Rights unless (i) in the case of Incentive Stock Options and Nonqualified Stock Options, the Stock Option Agreement shall so state or (ii) in the case of Nonqualified Stock Options, the Committee shall have executed an amendment to the Stock Option Agreement so stating.

          (e)  Non-Transferable. A Stock Appreciation Right may not be
               ----------------
     transferred or assigned except in connection with a transfer of the Option to which it relates.

     15.  RESTRICTIONS ON TRANSFER. An Option granted under this Plan may not
          ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     16.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options and Stock Appreciation Rights previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

          (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock. In adjusting the exercise price per share of outstanding Options, the Committee may, in its discretion, (i) require all holders of outstanding Options to return such Options and reissue new Options with a new exercise price or (ii) adjust the Option exercise price without any such return and reissuance.

          (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (d) The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     17.  INVESTMENT PURPOSE. At the discretion of the Committee, any Option
          ------------------
Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

     18.  APPLICATION OF FUNDS. The proceeds received by the Corporation from
          --------------------
the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     19.  NO OBLIGATION TO EXERCISE. The granting of an Option or Stock
          -------------------------
Appreciation Right shall impose no obligation upon the optionee to exercise such Option or Stock Appreciation Right.

     20.  EFFECTIVE DATE OF PLAN. The Plan will become effective upon the
          ----------------------
approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

     21.  TERM OF PLAN. Options and Stock Appreciation Rights may be granted
          ------------
pursuant to this Plan from time to time within ten (10) years from the effective date of the Plan.

     22.  TIME OF GRANTING OF OPTIONS. Nothing contained in the Plan or in any
          ---------------------------
resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option or Stock Appreciation Right hereunder. The granting of an Option and Stock Appreciation Right pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     23.  WITHHOLDING TAXES. Whenever the Corporation proposes or is required
          -----------------
to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     24.  TERMINATION AND AMENDMENT. The Board may at any time alter, suspend,
          -------------------------
terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option or Stock Appreciation Right previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     25.  APPOINTMENT OF TRUSTEES. William C. Ingold, Alfred G. Spitzner and
          -----------------------
Herbert N. Wellons are appointed as Trustees under this Plan. Trustees may be removed or replaced by the Board at any time.

     26.  CONTRIBUTIONS TO TRUST.
          ----------------------

          (a) Upon direction of the Committee, shares of Common Stock needed for the purpose of satisfying granted options may be acquired by the Trust in the open market either before or after Options become vested or are exercised. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by Corporation, the Bank and any Subsidiaries to the Trust. Such amounts shall be paid to the Trust at the designated time of contribution. No contributions by directors, officers or employees of the Corporation, the Bank or any Subsidiary shall be permitted.

          (b) Subject to Section 28 hereof, the Trustees shall invest the Trust's assets primarily in Common Stock. Any such shares of Common Stock (the "Option Shares") shall be held by the Trust until they have been distributed upon exercise of Options granted pursuant to the terms of this Plan or until they are conveyed and delivered to the Corporation pursuant to Section 29 below.

          (c) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Corporation and Bank and shall be used exclusively for the uses and purposes as herein set forth. Directors, officers and employees of the Corporation, the Bank and any Subsidiaries and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Trust shall be mere unsecured contractual rights of optionees and their beneficiaries against the Corporation. Any assets held by the Trust will be subject to the claims of the Corporation's general creditors under federal and state law in the event of insolvency or bankruptcy, as defined in Section 28(d) herein.

     27.  VOTING RIGHTS; DIVIDENDS; OTHER DISTRIBUTIONS. All shares of Common
          ---------------------------------------------
Stock held by the Trust which have not been delivered to optionees pursuant to exercise of Options granted under this Plan shall be voted by the Trustees in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan vote Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

          Any cash dividends or other cash or noncash distributions (including special large and nonrecurring dividends and including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of Option Shares will be returned to the Corporation as soon as practicable after receipt.

     28.  TRUST.
          -----

          (a) The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and the applicable directions, rules, regulations, procedures and policies established by the Board or the Committee pursuant to the Plan.

          (b) It is the intent of this Plan that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers;

               (i) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

               (ii) To invest any Trust assets not otherwise invested in accordance with (i) above, in deposit accounts and certificates of deposit at the Bank or in obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

               (iii) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (iv) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

               (v) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

               (vi) To employ brokers, agents, custodians, consultants and accountants.

               (vii) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as the Trustees deem desirable.

               (viii) To hold funds and securities representing the amounts to be distributed to an optionee or his permitted transferee as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of any court for the exercise of any power herein contained, or give bond.

          (c) The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or by any other person determined by the Board or the Committee.

          (d) Notwithstanding anything to the contrary in this Plan, the assets of the Trust are subject to the payment of the claims of creditors of the Corporation in the event of its insolvency or bankruptcy. The Corporation is insolvent or bankrupt if it is the subject of a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or is unable to pay its debts. The Board or the chief executive officer of the Corporation must give written notice to the Trustees of the Corporation's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice or other written allegations of the Corporation's bankruptcy or insolvency, or in the case of the Trustees' actual knowledge of or determination of the Corporation's bankruptcy or insolvency, the Trustees shall discontinue delivery of Trust assets pursuant to this Plan and shall hold the assets of the Trust for the benefit of the Corporation's general creditors and, upon a determination that the Corporation is bankrupt or insolvent, shall distribute such assets to or for the benefit of the general creditors. The Trustees shall resume delivery of Trust assets to the optionees or the Corporation only after it is determined that the Corporation is no longer bankrupt or insolvent. Determination of the bankruptcy or insolvency shall be by a court of competent jurisdiction or by an arbitrator selected by and pursuant to rules of the American Arbitration Association upon petition by an interested party.

     The Trustees hereby accept this trust and agree to hold the Trust assets existing on the effective date of this Plan and all additions and accretions thereto upon the terms and conditions stated herein.

     29.  RETURN OF SHARES HELD PURSUANT TO OPTIONS WHICH BECOME NONEXERCISABLE.
          ---------------------------------------------------------------------
When granted Options are forfeited, expire or terminate as a result of the exercise of Stock Appreciation Rights pursuant to Section 14(c) or otherwise become nonexercisable pursuant to the Plan, the shares of Common Stock being held in the Trust with respect thereto shall be delivered and conveyed, free of any charge or consideration, to the Corporation. Upon expiration or termination of the Plan and the delivery of all shares of Common Stock to the Corporation pursuant to this Section 29, all remaining assets of the Trust, if any, which are not used to satisfy the expenses and obligations of the Trust shall be delivered, free of any charge or consideration, to the Corporation, and this Trust shall terminate.

     30.  TAX STATUS OF TRUST. It is intended that the trust established
          -------------------
hereby be treated as a grantor trust of the Bank under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended from time to time.
    -- ---

     31.  CAPTIONS AND HEADINGS; GENDER AND NUMBER. Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     32.  COST OF PLAN; EXCULPATION AND INDEMNIFICATION. All costs and expenses
          ---------------------------------------------
incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, and no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     33.  GOVERNING LAW. Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     34.  INSPECTION OF PLAN. A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     35.  OTHER PROVISIONS. The Option Agreements authorized under this Plan
          ----------------
shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

     The Corporation hereby adopts this Plan and the Trustees hereby accept and agree to the provisions of the Trust effective this _____ day of _______________, 2000. (To be executed after shareholder approval.)



                              First Community Financial Corporation



                              By: ___________________________________
                                  __________ President



                              _______________________________________
                                    William C. Ingold, Trustee



                              _______________________________________
                                    Alfred G. Spitzner, Trustee



                              _______________________________________
                                    Herbert N. Wellons, Trustee

                                                                      APPENDIX B

                          COMMUNITY SAVINGS BANK, INC.
                MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT

     Community Savings Bank, Inc., a state-chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan") and Trust (the "Trust") and the undersigned Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

     Section 1.   Purpose of this Plan. The purpose of this Plan is to provide
     ---------    --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, First Community Financial Corporation (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the board of directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     Section 2.   Administration of this Plan.
     ----------   ---------------------------

            (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

            (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each Award, (iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan, and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

            (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

            (d) Any shares of Common Stock held under this Plan, including without limitation unallocated, undistributed and forfeited shares, shall be held by the Trust.

            (e) The Trustees shall be appointed by the Board and may be removed or replaced by the Board.

     Section 3.   Contributions to Trust.
     ----------   ----------------------

            (a) The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Bank and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Participants shall be permitted.

            (b) Subject to Section 9 hereof, the Trustees shall invest the Trust's assets primarily in Common Stock. The Trust shall acquire, in the aggregate, 75,231 shares of Common Stock, which is equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank on June 22, 1999 (the "Conversion"). Such shares of Common Stock may be purchased by the Trust in the open market, or, subject to approval of the board of directors of the Corporation, may be acquired through the issuance by the Corporation to the Trust of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the board of directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trust until they have been awarded and distributed pursuant to the terms of this Plan. In the event that the Trust receives cash pursuant to receipt of dividends on Common Stock held by the Trust which has not been awarded to participants, including the receipt of a special cash dividend or return of capital with respect to such shares, then such funds may be used by the Trustees to purchase additional shares of Common Stock available for future award under this Plan or the Trustees may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares or the Trustees may return such funds to the Corporation.

            (c) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Bank and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Trust shall be mere unsecured contractual rights of Participants and their beneficiaries against the Bank. Any assets held by the Trust will be subject to the claims of the Bank's general creditors under federal and state law in the event of insolvency or bankruptcy, as defined in Section 9(e) herein.

     Section 4.   Eligibility and Award of Plan Shares.
     ----------   ------------------------------------

            (a) The Participants in this Plan to whom Awards may be made shall be the following: members of the Board, members of the board of directors of any Subsidiary, and such officers and employees of the Bank and/or of any Subsidiary as may be designated by the Committee. Notwithstanding the foregoing, no member of the Committee is eligible to receive any grants or any Awards under this Plan during the one-year period prior to serving on the Committee or during such service, except for the initial Awards of Plan Shares which will be distributed after the Plan is approved by a majority of the shareholders of the Corporation. Such initial Awards shall be made pursuant to the provisions of Section 4(b).

            (b) As promptly as practicable after a determination is made that an Award of Plan Shares is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall vest and be distributed to the Participant. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement which sets forth the terms and conditions of the Award of Plan Shares (the "Stock Grant Agreement").

            (c) Notwithstanding anything to the contrary contained in Sections 4(a) and 4(b) above, no Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such awards being at the total discretion of the Committee.

     Section 5.   Vesting and Distribution of Plan Shares.
     ----------   ---------------------------------------

            (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

            (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

            (c) In the event any Participant shall no longer be either a director or an employee of the Bank or any Subsidiary for any reason (whichever position resulted in the award, as set forth in the Stock Grant Agreement), other than as provided in Sections 5(d) and 5(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested based upon the applicable schedule set forth in the Stock Grant Agreement shall be forfeited and, provided this Plan has not terminated pursuant to Section 16 below, shall be available again for Awards to Participants as may be determined by the Committee.

            (d) In the event that a Participant shall no longer be an employee or a director of the Bank or any Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant

Agreement), because of such Participant's death, disability or retirement, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this Plan, the term "retirement," as it relates to any Participant receiving a Plan Share Award as a result of his or her position as an employee of the Bank or any Subsidiary, shall mean (i) the termination of the Participant's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any Participant receiving a Plan Share Award as a result of his or her position as a director shall mean the cessation of membership on such board of directors (i) with the approval of such board of directors at any time after such Participant reaches age 65, (ii) at the election of the Participant at any time after not less than 25 years of service as a member of the board of directors of any of the Corporation, the Bank or a Subsidiary, or (iii) as a result of non-election by the shareholders of the Corporation, Bank or subsidiary after nomination by the board of directors of such entity, as applicable.

            (e) In the event that a Participant ceases to be an employee or a director of the Bank or a Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act;
(ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

            (f) Plan Shares which have vested shall be distributed to the Participant or any transferee permitted by Section 11 (a "Permitted Transferee"), as the case may be, as soon as practicable after such Plan Shares have vested in accordance with the schedule contained in the Stock Grant Agreement.

            (g) The Trustees, the Corporation, the Bank and any Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for Plan Shares or delivery of any cash or other assets with respect to Plan Shares or otherwise pursuant to this Plan. Alternatively, the Trustees, Corporation, Bank and any Subsidiary may deliver or release Plan Shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

            (h) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, which shall be signed by such Participant, and no grant or award of Plan Shares shall be effective until such Stock Grant Agreement is executed and delivered.

     Section 6.   Restrictions on Selling of Plan Shares.  Plan Share Awards may
     ----------   --------------------------------------
not be sold, assigned, pledged or otherwise disposed of prior to the time that they are vested and distributed pursuant to the terms of this Plan. The Board or the Committee may require the Participant or his Permitted Transferee, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     Section 7.   Effect of Award on Status of Participant.  The fact that an
     ----------   ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the board of directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     Section 8.   Voting Rights; Dividends; Other Distributions. After an Award
     ----------   ---------------------------------------------
of Plan Shares has been made, the Participant or Permitted Transferee shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Award and which are not yet vested and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under an Award of Plan Shares and shares which have been awarded as to which Participants or Permitted Transferees have not directed the voting shall be voted by the Trustees in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

            Any cash dividends or other cash or noncash distributions (including special large and nonrecurring dividends and including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share will be held by the Trustees for the benefit of the Participant or Permitted Transferee on whose behalf such Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Participant or Permitted Transferee thereof as soon as practicable after the Plan Shares become vested in accordance with the Stock Grant Agreement, or otherwise. Any cash dividends, cash or noncash distributions or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Participant or Permitted Transferee on whose behalf such Plan Share is then held by the Trust. In the event that the Trust receives any cash or noncash distributions pursuant to receipt of dividends or other distributions on Common Stock held by the Trust and unallocated to participants (including the receipt of a special cash dividend or return of capital), the Trustees may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares or, at the direction of the Committee or the Board, the Trustees may return such cash or other distribution to the Corporation.

     Section 9.   Trust.
     ----------   -----

            (a) The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board or the Committee pursuant to the Plan.

            (b) It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers;

                  (i) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

                  (ii) To invest any Trust assets not otherwise invested in accordance with (i) above, in deposit accounts and certificates of deposit at the Bank or in obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (iii) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (iv) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (v) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

                  (vi) To employ brokers, agents, custodians, consultants and accountants.

                  (vii) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as the Trustees deem desirable.

                  (viii) To hold funds and securities representing the amounts to be distributed to a Recipient or his Permitted Transferee as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of any court for the exercise of any power herein contained, or give bond.

            (c) The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or by any other person determined by the Board or the Committee.

            (d) Notwithstanding anything to the contrary in this Plan or Trust, the assets of the Plan and Trust are subject to the payment of the claims of creditors of the Bank in the event of its insolvency or bankruptcy. The Bank is insolvent or bankrupt if it is the subject of a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or is unable to pay its debts. The Board or the chief executive officer of the Bank must give written notice to the Trustees of the Bank's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice or other written allegations of the Bank's bankruptcy or insolvency, or in the case of the Trustees' actual knowledge of or determination of the Bank's bankruptcy or insolvency, the Trustees shall discontinue delivery of Trust assets to the Participants or the Bank and shall hold the assets of the Trust for the benefit of the Bank's general creditors and, upon a determination that the Bank is bankrupt or insolvent, shall distribute such assets to or for the benefit of the general creditors. The Trustees shall resume delivery of Trust assets to the Participants or the Bank only after it is determined that the Bank is no longer bankrupt or insolvent. Determination of the bankruptcy or insolvency shall be by a court of competent jurisdiction or by an arbitrator selected by and pursuant to rules of the American Arbitration Association upon petition by an interested party.

     Section 10.  Adjustment Upon Changes in Capitalization; Dissolution or
     -----------  ---------------------------------------------------------
Liquidation.  In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment; by reason of a merger or consolidation of the Corporation; by reason of the sale by the Corporation of all or a substantial portion of its assets; or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     Section 11.  Non-Transferability.  Prior to the time Plan Share Awards
     -----------  -------------------
become vested and are distributed by the Trustees, Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the awards pursuant to this Section 11. Plan Share Awards which are transferred pursuant to this Section 11 shall be subject to the same terms and conditions as applied to the Participant. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     Section 12.  Impact of Award on Other Benefits of Participant.  The value
     -----------  ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     Section 13.  Corporate Action. The making of an Award under this Plan shall
     ----------   ----------------
not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     Section 14.  Exculpation and Indemnification.  In connection with this
     -----------  -------------------------------
Plan, no member of the Board, no member of the board of directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the board of directors of the Corporation or the Committee or as Trustees, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the board of directors of the Corporation, the members of the board of directors of any Subsidiary, the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     Section 15.  Amendment and Modification of this Plan.  The Board may at
     -----------  ---------------------------------------
any time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     Section 16.  Termination and Expiration of this Plan.  This Plan may be
     -----------  ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trust which have not been allocated to eligible Participants, together with any other assets held by the Trust, shall revert to the Bank or, at the option of the Board, shall be delivered to the Corporation.

     Section 17.  Tax Status of Trust.  It is intended that the trust
     -----------  -------------------
established hereby be treated as a Grantor Trust of the Bank under the provisions of Section 671 et seq. of the Code, as the same may be amended from
                          -- ---
time to time.

     Section 18.  Miscellaneous.
     -----------  -------------

     (a) This Plan has been adopted by the Board to be effective as of the date of approval of the Plan by the shareholders of the Corporation.

     (b) Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan or Trust. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     (c) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary, or in the discretion of the Bank, the Trust.

     (d) Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan and Trust.

     (e) A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

     The Bank hereby adopts this Plan and the Trustees hereby accept and agree to the provisions of the Trust effective this _____ day of _______________, 2000. (To be executed after shareholder approval.)

                              Community Savings Bank, Inc.



                              By: ___________________________________
                                  __________ President



                              _______________________________________
                                    William C. Ingold, Trustee



                              _______________________________________
                                    Alfred G. Spitzner, Trustee



                              _______________________________________
                                    Herbert N. Wellons, Trustee

[X] PLEASE MARK VOTES                   REVOCABLE PROXY
    as in this example        FIRST COMMUNITY FINANCIAL CORPORATION


                        ANNUAL MEETING OF STOCKHOLDERS
                                 June 27, 2000
                                   5:30 p.m.

     The undersigned hereby appoints the official proxy committee of First Community Financial Corporation (the "Company") comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at 708 South Church Street, Burlington, North Carolina, on June 27, 2000, at 5:30 p.m. and at any and all adjournments thereof as follows:




                                                                   ------------------------
                     Please be sure to sign and date               Date
                       this Proxy in the box below.
-------------------------------------------------------------------------------------------


--------- Stockholder sign above -------------- Co-Holder (if any) sign above -------------

                                                                              With-             For All
                                                            For               hold              Except
1.   The approval of the election of the
      following named directors:                            [_]                [_]               [_]

(a) Jimmy L. Byrd, William C. Ingold and Alfred G. Spitzner, who will serve as directors of the Company until the 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

(b) Julian P. Griffin, Edgar L. Hartgrove, James D. Moser, Jr. and Herbert N. Wellons, who will serve as directors of the Company until the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

(c) W.R. Gilliam, Charles A. LeGrand and W. Joseph Rich, who will serve as directors of the Company until the 2003 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------



                                               For                  Against             Abstain
2.   The ratification of
     PriceWaterhouseCoopers LLP as
     the Company's independent
     auditor for the year ending
     December 31, 2000.                        [_]                    [_]                 [_]

3.   The approval of the Stock Option
     Plan and Trust.                           [_]                    [_]                 [_]

4.   The approval of the Management
     Recognition Plan and Trust.               [_]                    [_]                 [_]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING:                                [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     If a proxy is returned and no instructions are given, the proxy will be voted for the election of the proposed nominees, the ratification of the independent auditor, and the approval of the Stock Option Plan and Trust and the Management Recognition Plan and Trust. If instructions are given with respect to one but not all proposals, (i) such instructions as are given will be followed and, (ii) the proxy will be voted for any proposal for which no instructions are given. If any other business that falls within the purposes set forth in the Notice of Annual Meeting is presented at the Annual Meeting, this proxy shall be voted in accordance with the proxy committee's best judgment.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated June 1, 2000.
Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++